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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
            (Exact name of co-registrant as specified in its charter)

             DELAWARE                                         77-0507675
---------------------------------------                 ----------------------
(State of incorporation or organization)                (I.R.S. Employer
                                                        Identification Number)


                          VERITAS OPERATING CORPORATION
--------------------------------------------------------------------------------
            (Exact name of co-registrant as specified in its charter)

             DELAWARE                                       94-2823068
---------------------------------------                 ----------------------
(State of incorporation or organization)                (I.R.S. Employer
                                                        Identification Number)

1600 PLYMOUTH STREET
MOUNTAIN VIEW, CALIFORNIA                                       94043
----------------------------------------                ------------------------
(Address of principal executive offices)                      (Zip Code)

If this Form relates to the registration of a        If this Form relates to the registration
class of securities pursuant to Section 12(b)        of a class of securities pursuant to
of the Exchange Act and is effective pursuant        Section 12(g) of the Exchange Act and is
to General Instruction A. (c), please check the      effective pursuant to General Instruction
following box.  [ ]                                  A. (d), please check the following box. [X]

     Securities to be registered pursuant to Section 12(b) of the Act: NONE.

        Securities to be registered pursuant to Section 12(g) of the Act:

                     CONVERTIBLE SUBORDINATED NOTES DUE 2006
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                                (Title of Class)

                                   Page 1 of 5
                           Exhibit Index is on Page 5.


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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

             The description of the Notes of Registrant set forth under the caption "Description of the Notes" in Registrant's Registration Statement on Form S-1 as originally filed or as subsequently amended (the "Registration Statement"), which Registration Statement was originally filed on July 27, 1999 (File No. 333-83775), is hereby incorporated by reference in response to this item.


ITEM 2.      EXHIBITS.

             The following exhibits are filed herewith or incorporated herein by reference:


3.01 Amended and Restated Certificate of Incorporation of VERITAS Software Corporation ("VERITAS") (incorporated by reference to
               Exhibit 3.01 of the Registration Statement)

3.02 Amendment to the Amended and Restated Certificate of Incorporation of VERITAS (incorporated by reference to Exhibit
               3.02 of the Registration Statement)

3.03 Amended and Restated Bylaws of VERITAS (incorporated by reference to Exhibit 3.03 of the Registration Statement)

3.04 Amended and Restated Certificate of Incorporation of VERITAS Operating Corporation (incorporated by reference to Exhibit 3.04 of the Registration Statement)

3.05 Bylaws of VERITAS Operating Corporation (incorporated by reference to Exhibit 3.05 of the Registration Statement)

4.03 Indenture dated as of October 1, 1997 between VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A. (incorporated by reference to Exhibit 4.03 of the Registration Statement)

4.04 Amended and Restated First Supplemental Indenture dated July 30, 1999 by and among VERITAS, VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A. (incorporated by reference to Exhibit 4.04 of the Registration Statement)

4.10 Form of Indenture among VERITAS, VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A., as Trustee (incorporated by reference to Exhibit 4.10 of the Registration Statement)

4.11 Form of Note (included in Exhibit 4.10) (incorporated by reference to Exhibit 4.11 of the Registration Statement)



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
                                    SIGNATURE


             Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 9, 1999                 VERITAS SOFTWARE CORPORATION



                                       By: /s/ JAY A. JONES
                                           -------------------------------------
                                           Jay A. Jones
                                           Senior Vice President



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                                    SIGNATURE


             Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 9, 1999                 VERITAS OPERATING CORPORATION



                                       By: /s/ JAY A. JONES
                                           -------------------------------------
                                           Jay A. Jones
                                           Senior Vice President



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                                INDEX TO EXHIBITS


3.01 Amended and Restated Certificate of Incorporation of VERITAS Software Corporation ("VERITAS") (incorporated by reference to
               Exhibit 3.01 of the Registration Statement)

3.02 Amendment to the Amended and Restated Certificate of Incorporation of VERITAS (incorporated by reference to Exhibit
               3.02 of the Registration Statement)

3.03 Amended and Restated Bylaws of VERITAS (incorporated by reference to Exhibit 3.03 of the Registration Statement)

3.04 Amended and Restated Certificate of Incorporation of VERITAS Operating Corporation (incorporated by reference to Exhibit 3.04 of the Registration Statement)

3.05 Bylaws of VERITAS Operating Corporation (incorporated by reference to Exhibit 3.05 of the Registration Statement)

4.03 Indenture dated as of October 1, 1997 between VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A. (incorporated by reference to Exhibit 4.03 of the Registration Statement)

4.04 Amended and Restated First Supplemental Indenture dated July 30, 1999 by and among VERITAS, VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A. (incorporated by reference to Exhibit 4.04 of the Registration Statement)

4.10 Form of Indenture among VERITAS, VERITAS Operating Corporation and State Street Bank and Trust Company of California, N.A., as Trustee (incorporated by reference to Exhibit 4.10 of the Registration Statement)

4.11 Form of Note (included in Exhibit 4.10) (incorporated by reference to Exhibit 4.11 of the Registration Statement)



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